HAWAIIAN TAX-FREE TRUST
                                Supplement to the
                       Statement of Additional Information
                               Dated July 24, 2002
                         As Supplemented August 9, 2002


          The second paragraph under the caption "Redemption of CDSC Class A Shares" is replaced by the following:

          You will pay 1% of the shares' redemption or purchase value, whichever is less, if you redeem within the first two years after purchase, and 0.50 of 1% of that value if you redeem within the third or fourth year. However, it is not the Trust's intention ever to charge the shareholder (impose a CDSC) more than the commission amount that was paid to the broker/dealer in the purchase transaction.


                           The date of this supplement
                               is December 13, 2002